SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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EQUITY/GLOBAL
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Scudder Pacific
Opportunities Fund
Fund #073










Semiannual Report
April 30, 2000

The fund seeks to provide long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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           4 Letter from the Fund's President

           6 Performance Update

           8 Portfolio Summary

          10 Portfolio Management Discussion

          14 Glossary of Investment Terms

          15 Investment Portfolio

          19 Financial Statements

          22 Financial Highlights

          23 Notes to Financial Statements

          28 Report of Independent Accountants

          29 Officers and Directors

          30 Investment Products and Services

          32 Scudder Solutions

Scudder Pacific Opportunities Fund
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ticker symbol SCOPX                                             fund number 073
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Date of Inception:    o   The Asian markets closely tracked the performance of
12/8/92                   U.S. equities during the last six months. After rising
                          behind the strong performance of the technology and
                          telecommunications sectors throughout the latter part
                          of 1999 and the first two months of 2000, Asian stocks
Total Net Assets as       generally followed the Nasdaq, which was lower over
of 4/30/00:               the final seven weeks of the period.
$164 million
                      o   Despite the recent volatility, the fund's management
                          team remains optimistic on the outlook for Asian equities. Believing that stronger global growth, the region's changing corporate culture, and the increasing focus on restructuring bode well for corporate earnings growth in 2000 and beyond, management has been actively buying on market downturns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the past six months, the level of volatility in the global equity markets has increased considerably. Sparked by the large fluctuations of the Nasdaq average in the United States, daily moves of 2-3% in the international indices have become increasingly commonplace. While such volatility can be unsettling -- particularly for those who are invested in the Asian markets, where daily moves can be even more substantial -- we urge investors to remain focused on the important long-term trends that are emerging in the Pacific Rim. The region's economy is picking up steam, consumer spending is increasing, and many companies are restructuring to improve their bottom lines. In many countries, we are witnessing a more dynamic, entrepreneurial culture that is fueling economic growth and increasing the wealth of the average citizen. In our view, these factors provide a solid underpinning for strong corporate profit growth in the years ahead. We remain optimistic that investors will be rewarded by the fruits of these changes, provided that they can remain focused on the region's positive long-term trends at the times when stock prices are falling.

We believe that this positive fundamental backdrop in Asia provides a fertile stockpicking environment for the management team of Scudder Pacific Opportunities Fund. Utilizing an approach that employs intensive, on-the-ground, fundamental research, the management team strives to separate companies that are "cheap for a reason" from those whose attractive valuations do not reflect their strong business models and talented management teams. For more information on how the fund's management team seeks to take advantage of the changes unfolding in the Asian economies, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Pacific Opportunities Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
President,
Scudder Pacific Opportunities Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                   Scudder Pacific       MSCI Country Asia Free
                 Opportunities Fund      Index (excluding Japan)*

    12/92**            10000                  10000
      '93              11019                  11910
      '94              13498                  16806
      '95              12811                  16185
      '96              14490                  19974
      '97              13844                  18496
      '98               9205                  11487
      '99               8976                  13603
      '00              12165                  15874

                         Yearly periods ended April 30

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Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund
--------------------------------------------------------------------------------
1 year                        $ 13,552               35.52%              35.52%
--------------------------------------------------------------------------------
5 year                        $  9,496               -5.04%              -1.03%
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Life of Fund**                $ 12,134               21.34%               2.65%
--------------------------------------------------------------------------------
MSCI All Country Asia Free Index (excluding Japan)*
--------------------------------------------------------------------------------
1 year                        $ 11,670               16.70%              16.70%
--------------------------------------------------------------------------------
5 year                        $  9,808               -1.92%               -.39%
--------------------------------------------------------------------------------
Life of Fund**                $ 15,874               58.74%               6.50%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PACIFIC OPPORTUNITIES FUND TOTAL RETURN (%) AND MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN)* TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended April 30

                     1993**  1994   1995   1996   1997    1998     1999     2000
--------------------------------------------------------------------------------
Fund Total
Return (%)             9.92  22.49  -5.09  13.11  -4.46  -33.51    -2.48   35.52
--------------------------------------------------------------------------------
Index Total
Return (%)            19.10  41.11  -3.69  23.42  -7.40  -37.89    18.42   16.70
--------------------------------------------------------------------------------
Net Asset Value ($)   13.19  16.08  15.17  17.05  16.27   10.51    10.21   13.85
--------------------------------------------------------------------------------
Income
Dividends ($)            --    .08    .10    .10    .01     .30      .03      --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)        --    .01     --     --     --     --       --       --
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the life of Fund total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)                         The fund's weightings in
                                                           its top four country
                                                        holdings have increased
                                                            during the last six
                                                                        months.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Hong Kong                   26%
    Taiwan                      23%
    Korea                       23%
    India                       12%
    Singapore                    6%
    Malaysia                     3%
    Australia                    1%
    China                        1%
    Thailand                     1%
    Other                        4%
------------------------------------
                               100%
------------------------------------


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Sectors
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(Excludes 2% Cash Equivalents)                           Although technology and
                                                              telecommunications
                                                           stocks slumped during
                                                            March and April, the
                                                             fund's positions in
                                                             these areas boosted
                                                            performance over the
                                                                    full period.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Technology                  41%
    Communications              21%
    Financial                   14%
    Manufacturing                9%
    Consumer Staples             4%
    Construction                 3%
    Consumer Discretionary       3%
    Service Industries           3%
    Health                       2%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(42.5% of Portfolio)                                     The fund's top holdings
                                                          demonstrate a focus on
                                                                   well-managed,
                                                          fast-growing companies
                                                            with dominant market
                                                             positions and clear
                                                         competitive advantages.

1.   Samsung Electronics Co., Ltd.
     Electronics manufacturer in Korea

2.   China Telecommunications Ltd.
     Provider of telecommunication services in Hong Kong

3.   SK Telecom Co., Ltd.
     Provider of mobile telecommunications and paging services in Indonesia

4.   Hutchison Whampoa, Ltd.
     Diversified investment holding company in Hong Kong

5.   Satyam Computer Services Ltd.
     Provider of software services in India

6.   Infosys Technologies Ltd.
     Financial and industrial software developer in India

7.   Hon Hai Precision Industry Co., Ltd.
     Manufacturer of electronic connectors and cable assemblies and memory chips in Taiwan

8.   DBS Group Holdings Ltd.
     Provider of banking and other financing services in Singapore

9.   Asustek Computer Inc.
     Manufacturer of computer motherboards, audio, video and network cards in Taiwan

10.  Chartered Semiconductor
     Manufacturer of semiconductors in Singapore





For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

We asked Tien-Yu Sieh, lead portfolio manager of Scudder Pacific Opportunities Fund, to discuss the recent market environment and the fund's current investment strategy over the six-month period ended April 30, 2000.

Q: The Asian markets have been exceptionally volatile over the past six months. What has been the driving force behind the performance of the region's markets?

A: The most important factor has been the enormous volatility in the U.S. stock market, particularly the Nasdaq average. While the fluctuations of U.S. equities have influenced all of the global markets, the impact has been particularly acute in Asia, where technology and telecommunications stocks make up a large portion of the indices in Taiwan, Korea, and China. As stocks in these sectors rocketed to new highs in the U.S., their Asian counterparts followed suit, posting large gains from November through February. At the same time, most stocks in the so-called "Old Economy" sectors -- such as financials and manufacturing stocks -- were flat to down. The correlation with the U.S. market continued over the final seven weeks of the period, when stocks in Asia dropped sharply as the Nasdaq was plunging from a high of just over 5,000 on March 10 to 3680 on April 28. While the resulting decline in Asian equities proved to be a negative for fund performance during this time, we view volatility in the U.S. markets as "noise" that only serves to obscure what we see as the positive story that is unfolding in Asia.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2000, Scudder Pacific Opportunities Fund rose 17.97%, versus a total return of 7.23% for its unmanaged benchmark, the MSCI All Country Asia Free, Ex-Japan Index. The fund also stacked up well against its peers. According to Lipper Analytical Services, Pacific Opportunities finished in the top third of funds in the Pacific Ex-Japan category over the twelve months ended April 30.^1

Q: What factors helped fund performance during the period?

A: Although techs and telecoms slumped in March and April, the fund was helped by its position in these sectors over the full period. Within the tech group, we focus on companies with strong business franchises and management teams that possess real world experience. Our position is concentrated in technology enablers, wireless communications providers, companies that make the "nuts and bolts" of the communications infrastructure, and contract manufacturers in Korea, Taiwan, and Singapore. While Asia's tech sector is very volatile, we believe that it is worth taking on the additional risk to participate in what we believe is its substantial long-term upside. We are also overweighted in consumer stocks, which stand to benefit from the region's economic recovery and expanding levels of domestic consumption. Included in this group are retailers, cellular phone operators in the largest markets, and banks that cater to a high-end clientele. Going forward, we intend to maintain an overweight position in companies with exposure to the domestic economy, as well as leading exporters of industrial products and services.

Another key theme that distinguishes the portfolio is our investments in companies that have seized the initiative to improve their competitive positions. We expect that as the region's recovery continues to gain momentum, there will be an increasing differentiation between companies with strong fundamentals, and those whose stocks prices have merely been lifted by the improving economic backdrop. For that reason, we are confident that a bottom-up

^1 Source: Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended April 30, 2000, Scudder Pacific Opportunities Fund's Lipper ranking was 25 out of 79 funds for the one-year period, 35 out of 71 funds for the three-year period, and 26 out of 35 for the five-year period. Past performance is no guarantee of future results.

approach that focuses on fundamentals and on-the-ground research will be well suited to the stockpicker's market that we see emerging over the remainder of the year.

Q: What factors influenced the fund on the down side?

A: Our overweighted positions in Taiwan and Korea detracted from performance, since both markets were impacted negatively by country-specific factors. In Taiwan, for instance, the recent presidential election and its resulting implications for the country's relations with China have put downward pressure on the market. And in Korea, investors remain concerned about the health of the banking system. Nevertheless, we remain optimistic on the prospects for the stocks we hold in these two countries. Korea is particularly attractive in terms of both its valuations and its earnings growth. Even more important, the country is undergoing significant changes in its corporate culture. While in the past the large chaebols (conglomerates) dominated the country's business environment -- absorbing capital, manpower, and natural resources -- today, due in part to the growth of the Internet, we are seeing the evolution of a more dynamic, entrepreneurial environment. College graduates no longer look for lifetime employment at the chaebols; instead, they want to join start-ups or found their own companies. Over time, we believe that this type of positive fundamental change is more important than the day-to-day fluctuations of stock prices.

Q: How have you sought to take advantage of the volatility in the Asian markets?

A: We have been buyers during the recent correction. We have added to our top holdings -- particularly Samsung Electronics, SK Telecom, and China Telecom -- and we have marginally increased our holdings in the financial sector by buying shares of HSBC and JCG in Hong Kong. We see downdrafts in the region's markets as a buying opportunity for the simple reason that, in our view, the improving fundamentals and positive earnings momentum of many top companies are not being fully reflected in their stock prices. In general, the valuations of Asian companies are dramatically more attractive than those in the U.S., yet Asian share prices tend to fall just as far as American ones during corrections. If, for example, the S&P 500 Index is valued at 30 times earnings, and Korea's market is valued at less than 10 times, why should a 2% drop in the U.S. translate into a 2% drop in Korea? It should not necessarily, but it has in recent months because local sentiment -- especially among retail investors -- has been a more important driver of market performance than fundamentals. As bottom-up investors, we welcome this anomaly as an opportunity to add to positions in quality companies whose prices are being impacted by external factors.

Q: What is your outlook for Asian equities?

A: Although volatility in the U.S. should continue to drive the near-term performance of Asia's markets, our long-term outlook for the region remains favorable. Growth continues to improve, exports are up, inflation is benign, and the rapid growth of the consumer culture is leading to a stronger, more diverse economy. On the individual company level, management practices are becoming increasingly efficient and restructuring is becoming a more accepted means of boosting profits. These factors, in turn, should increase the flow of foreign assets into the region, which over time will help provide financing for companies that are investing for the future. As a result, we continue to believe that corporate earnings growth will exceed expectations over the balance of 2000. We therefore urge investors to maintain a long-term outlook even when the markets are falling. While we expect that the shifting U.S. interest rate outlook will continue to roil the global markets in the near term, we expect that Asia will remain a source of attractive investment opportunities for many years to come.

Glossary of Investment Terms
--------------------------------------------------------------------------------

 Bottom-Up Investing  An investment style that focuses on the use of research to
               Style assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

         Fundamental  Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

      Price/Earnings  Price of a stock divided by its earnings per share. A widely
         (P/E) (also  used gauge of a stock's valuation that indicates what
           "earnings investors are paying for a company's earnings on a per share multiple") basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

       Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets.
                      Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                                                   as of April 30, 2000
-----------------------------------------------------------------------------------------------------------

                                                                                    Principal
                                                                                   Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.5%
-----------------------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased at
    $2,378,125 on 5/1/2000** (Cost $2,377,000) .................................    2,377,000    2,377,000


                                                                          Shares
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Common Stocks 98.5%
-----------------------------------------------------------------------------------------------------------

 Australia 1.2%
 Davnet Limited* (Telecommunication services) ..................................    1,352,000    1,933,448

 China 0.9%
 Nanjing Panda Electronics Co., Ltd."H"* (Developer,
    manufacturer and marketer of electronics and
    telecommunications products) ...............................................    3,302,000    1,367,161

 Hong Kong 25.6%
 ASM Pacific Technology Ltd. (Manufacturer of machinery
    for the production of semiconductors) ......................................      688,000    2,437,868
 China Telecom Ltd. (Telecommunication
    services) ..................................................................    1,634,000   11,695,254
 Esprit Holdings Ltd. (Designer and manufacturer of
    high quality fashion products) .............................................    2,438,341    2,598,276
 Giordano International Ltd. (Retailer of casual apparel) ......................    1,592,000    2,605,949
 Hutchison Whampoa, Ltd. (Diversified investment
    holding company) ...........................................................      404,000    5,861,011
 JCG Holdings Ltd. (Bank) ......................................................    3,164,000    1,645,145
 Legend Holdings Ltd. (Manufacturer of computer
    related products) ..........................................................    2,142,000    2,488,747
 Li & Fung Ltd. (Exporter of consumer products) ................................      594,000    2,318,317
 New World Development Co., Ltd. (Property investment
    and development) ...........................................................        7,929       10,739
 Next Media Ltd.* (Publisher) ..................................................    2,450,000      487,540
 Pacific Century CyberWorks Ltd.* (Provider of Internet
    services) ..................................................................      928,000    1,727,542
 QPL International Holdings Ltd.* (Manufacturer of
    leadframes and integrated circuits) ........................................    1,857,000    2,622,511
 Quality Healthcare Asia Ltd.* (Provider of medical
    coverage services) .........................................................    2,974,000    1,221,810

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
                                                             Shares       Value ($)
------------------------------------------------------------------------------------

Sunevision Holdings Ltd. (Provider of Internet
   infrastructure and services) .........................    1,311,000    1,708,368
TCL International Holdings Ltd. (Manufacturer of
   electronic products) .................................    2,941,000    1,774,621
                                                                        -----------
                                                                         41,203,698
                                                                        -----------
India 11.5%
Cipla Ltd. (Manufacturer of fine chemicals and
   pharmaceuticals) .....................................       28,600      584,744
Corporation Bank (Commercial bank) ......................          100          155
Global Tele-Systems Limited (Manufacturer of
   telecommunication products and services) .............       75,150    2,048,763
HDFC Bank Ltd. (Corporate banking and financial services)          100          565
Hindustan Lever Ltd. (Manufacturer of branded and
   packaged consumer products) ..........................       37,900    2,079,421
Infosys Technologies Ltd. (Financial and industrial
   software developer) ..................................       28,000    5,195,876
Mahanagar Telephone Nigam Ltd. (Telecommunication
   services) ............................................          100          516
NIIT Ltd. (Designer and distributor of computer software)       36,300    1,696,495
Ranbaxy Laboratories, Ltd. (Manufacturer and distributor
   of pharmaceutical products) ..........................       71,400    1,009,087
Satyam Computer Services Ltd. (Provider of software
   services) ............................................       81,924    5,855,736
                                                                        -----------
                                                                         18,471,358
                                                                        -----------
Indonesia 0.3%
PT Indonesia Satellite Corp. (ADR) (Provider of
   telecommunications services) .........................       37,700      501,881
                                                                        -----------
Korea 22.9%
Dacom Corp. (Provider of domestic long-distance and
   Internet services) ...................................       16,710    2,424,249
Dreamline Co., Ltd.* (Provider of Internet services) ....       16,370      519,238
Dreamline Co., Ltd.* "Rights" (b) .......................        6,482       39,134
Honam Petrochemical Corp. (Chemical manufacturer) .......       44,270      462,746
H&CB (Provider of banking services) .....................      110,924    1,899,127
Korea Telecom Corp. (ADR) (Provider of
   telecommunications services) .........................       78,300    2,701,350
SK Telecom Co., Ltd. (Provider of mobile
   telecommunications and paging services) ..............       40,000   10,633,025
Samsung Electro-Mechanics Co. (Manufacturer of
   precision and electronic parts) ......................       44,370    3,018,639
Samsung Electronics Co. (Manufacturer of electronics) ...       47,145   12,744,762
Shinhan Bank (Commercial bank) ..........................      187,000    1,794,593

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
                                                               Shares       Value ($)
-------------------------------------------------------------------------------------

Shinhan Bank (GDR) (Commercial bank) ....................       36,000      682,200
                                                                         ----------
                                                                         36,919,063
                                                                         ----------
Malaysia 3.0%
Malaysian Pacific Industries Berhad (Manufacturer of
   integrated circuits and semiconductors) ..............       27,000      301,970
SCB Developments Berhad (Builder of residential
   buildings) ...........................................    1,632,000    2,619,755
Unisem (M) Berhad (Manufacturer of semiconductors) ......      213,000    1,891,751
                                                                         ----------
                                                                          4,813,476
                                                                         ----------
Singapore 6.0%
Chartered Semiconductor (ADR) (Manufacturer
   of semiconductors) ...................................       44,901    3,923,225
DBS Group Holdings Ltd. (Provider of banking and
   other financial services) ............................      299,899    4,129,146
JIT Holdings Ltd. (Manufacturer and distributor of
   electronic products) .................................      339,000      798,442
Natsteel Electronics Ltd. (Manufacturer of
   telecommunication and network products) ..............      151,000      867,003
                                                                         ----------
                                                                          9,717,816
                                                                         ----------
Taiwan 22.1%
ASE Test Ltd. (Provider of testing services to
   semiconductor manufacturers) .........................       63,300    1,875,263
Asustek Computer Inc.* (Manufacturer of computer
   motherboards, audio, video, and network e-cards) .....      372,439    4,126,714
Chinatrust Commercial Bank* (Commercial bank) ...........    1,564,840    1,294,017
Compeq Manufacturing Co., Ltd.* (Manufacturer of
   multi-layer and double-sided printed circuit boards) .      402,000    2,220,559
Far Eastern Textile Ltd. (Manufacturer of natural and
   synthetic textile products) ..........................    1,745,289    2,681,111
Formosa Plastics Corp. (Manufacturer of plastics
   materials) ...........................................      892,450    1,852,282
GigaMedia Ltd. (Provider of broadband Internet
   access services and content) .........................       62,400    1,497,600
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of
   electronic connectors and cable assemblies and
   memory chips) ........................................      441,600    4,257,951
Pacific Electric Wire & Cable Co., Ltd.* (Manufacturer of
   electrical wires and cables) .........................    2,735,000    2,699,689
Synnex Technology International Corp. (Distributor
   of personal computers and peripherals) ...............      223,000    1,508,776
Taiwan Cement Corp. (Manufacturer of cement) ............    2,896,000    2,328,537
Taiwan Semiconductor Manufacturing Co., Ltd.*
   (Manufacturer
   of integrated circuits) ..............................      529,710    3,410,782
United MicroElectronics Corp.* (Manufacturer of
   integrated circuits) .................................      976,000    3,301,716

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------
                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------

 Via Technologies Inc. (Designer, manufacturer and
    marketer
    of integrated PC chipsets) ............................        95,000     1,583,592
 WYSE Technology Taiwan Ltd. (Manufacturer of computer
    terminals) ............................................       466,000     1,005,262
                                                                             ----------
                                                                             35,643,851
                                                                             ----------
 Thailand 0.9%
 TelecomAsia Corporation Public Company, Ltd.* (Foreign
    registered) (Telecommunication services) ..............     1,040,000     1,393,772

 United Kingdom 3.3%
 HSBC Holdings plc (International banking and financial
    services company) .....................................       212,400     2,379,209
 Standard Chartered plc (Global bank) .....................       223,516     3,008,370
                                                                             ----------
                                                                              5,387,579
                                                                             ----------

 United States 0.8%
 AsiaInfo Holdings, Inc. (Provider of Internet-related
    software products) ....................................        28,400     1,235,401
                                                                             ----------

-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $128,493,934)                                     158,588,504
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $130,870,934) (a)                160,965,504
-----------------------------------------------------------------------------------------

*    Non-income producing security

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $134,269,716. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $26,695,788. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,464,184 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,768,396.

(b) Security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $39,134 (0.02% of net assets). The value has been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. There was no cost for this security at April 30, 2000. This security may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $130,870,934) ......................   $ 160,965,504
Cash .........................................................................             574
Foreign currency, at value (cost $7,792,096) .................................       7,778,273
Receivable for investments sold ..............................................       4,943,024
Dividends receivable .........................................................         185,936
Interest receivable ..........................................................           1,125
Receivable for Fund shares sold ..............................................         592,910
Foreign taxes recoverable ....................................................         134,330
                                                                                 -------------
Total assets .................................................................     174,601,676

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       8,608,354
Payable for Fund shares redeemed .............................................          61,440
Deferred foreign taxes .......................................................       1,184,022
Accrued management fee .......................................................         167,540
Accrued reorganization costs .................................................          84,205
Accrued Directors' fees and expenses .........................................          45,893
Other accrued expenses and payables ..........................................         279,053
                                                                                 -------------
Total liabilities ............................................................      10,430,507
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 164,171,169
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................      (1,480,351)
Net unrealized appreciation (depreciation) on:
  Investments (net of deferred foreign taxes of $1,184,022) ..................      28,910,548
  Foreign currency related transactions ......................................         (13,907)
Accumulated net realized gain (loss) .........................................     (24,811,711)
Paid-in capital ..............................................................     161,566,590
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 164,171,169
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($164,171,169 /
   11,857,396 shares of capital stock outstanding, $.01 par value, 100,000,000   ---------------
   shares authorized) ........................................................   $       13.85
                                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000
--------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $55,142) ..............   $     483,528
Interest ..........................................................          87,747
                                                                      -------------
Total income ......................................................         571,275
                                                                      -------------
Expenses:
Management fee ....................................................       1,007,154
Services to shareholders ..........................................         373,815
Custodian and accounting fees .....................................         279,789
Auditing ..........................................................          46,973
Legal .............................................................           2,865
Directors' fees and expenses ......................................          95,240
Reports to shareholders ...........................................          32,429
Registration fees .................................................          12,210
Reorganization ....................................................          88,493
Other .............................................................          17,123
                                                                      -------------
Total expenses, before expense reductions .........................       1,956,091
Expense reductions ................................................         (32,505)
                                                                      -------------
Total expenses, after expense reductions ..........................       1,923,586

Net investment income (loss) ......................................      (1,352,311)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of  foreign taxes of $849,790) ...................      37,536,063
Foreign currency related transactions .............................         (75,042)
                                                                      -------------
                                                                         37,461,021
                                                                      -------------
Net unrealized appreciation (depreciation) during the period on:
Investments (including deferred foreign taxes of $38,446) .........      (9,803,720)
Foreign currency related transactions .............................         (21,315)
                                                                      -------------
                                                                         (9,825,035)
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                               27,635,986
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $  26,283,675
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
Increase (Decrease) in Net Assets                                     Six Months Ended    October 31,
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................................   $  (1,352,311)   $    (721,575)
Net realized gain (loss) on investment transactions ...............      37,461,021          916,485
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......................      (9,825,035)      45,992,276
                                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................................      26,283,675       46,187,186
                                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................................            --           (314,081)
                                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................................      62,830,047      461,378,994
Reinvestment of distributions .....................................            --            287,106
Cost of shares redeemed ...........................................     (68,444,610)    (477,752,884)
Redemption fees ...................................................         378,191          571,030
                                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................................      (5,236,372)     (15,515,754)
                                                                      -------------    -------------
Increase (decrease) in net assets .................................      21,047,303       30,357,351
Net assets at beginning of period .................................     143,123,866      112,766,515
Net assets at end of period(including undistributed net
investment income (loss) of ($1,480,351) and accumulated
distributions in excess of net investment income of $128,040,         -------------    -------------
respectively) .....................................................   $ 164,171,169    $ 143,123,866
                                                                      -------------    -------------
Other Information
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........................      12,172,640       13,463,341
                                                                      -------------    -------------
Shares sold .......................................................       4,136,161       49,215,178
Shares issued to shareholders in reinvestment of
   distributions ..................................................            --             32,540
Shares redeemed ...................................................      (4,451,405)     (50,538,419)
                                                                      -------------    -------------
Net increase (decrease) in Fund shares ............................        (315,244)      (1,290,701)
Shares outstanding at end of period ...............................      11,857,396       12,172,640

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years ended October 31,       2000(a)(b) 1999(b)  1998(b)  1997(b) 1996(b)   1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $11.76    $ 8.38   $11.38   $15.93   $15.59   $17.57
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)  (.11)     (.06)     .05     (.04)     .02      .10
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  2.17      3.41    (2.75)   (4.50)     .42    (1.98)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                    2.06      3.35    (2.70)   (4.54)     .44    (1.88)
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           --      (.02)    (.30)    (.01)    (.10)    (.10)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions             --      (.02)    (.30)    (.01)    (.10)    (.10)
------------------------------------------------------------------------------------
  Redemption fees                .03       .05       --       --       --       --
------------------------------------------------------------------------------------
Net asset value, end
of period                     $13.85    $11.76   $ 8.38   $11.38   $15.93   $15.59
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)               17.97**   40.49   (24.16)  (28.52)    2.76   (10.73)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     164       143      113      147     329       384
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          2.06(c)*  2.35     2.46     1.94     1.75     1.74
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          2.04(c)*  2.35     2.46     1.94     1.75     1.74
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)               (.74)(d)**(.56)     .50     (.22)     .12      .65
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      175*      122      141       97       95       64
------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2000.

(b)  Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.97% and 1.97%, respectively.

(d) The ratio for the six months ended April 30, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Pacific Opportunities (the "Fund") a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $59,002,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($12,714,000), October 31, 2004 ($4,484,000) and October 31, 2006
($41,736,000), and October 31, 2007 ($68,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. This redemption fee is only applicable to shares purchased on or after May 22, 1999.

B. Purchases and Sales of Securities

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $153,133,129 and $158,654,381, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2000, the fee pursuant to this Agreement amounted to $1,007,154.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $293,007, of which $95,789 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $29,104, of which $4,527 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $71,409, of which $11,563 is unpaid at April 30, 2000.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $30,231. In addition, a one-time fee of $65,009 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $32,505 of such costs.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 16, 2000

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*
   o  President

 Sheryle J. Bolton
   o  Director; Chief Executive Officer,
      Scientific Learning Corporation

 William T. Burgin
   o  Director; General Partner,
      Bessemer Venture Partners

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 William H. Luers
   o  Director; Chairman and President,
      U.N. Association of America

 Kathryn L. Quirk*
   o  Director, Vice President and
      Assistant Secretary

 Joan E. Spero
   o  Director; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Director; Consultant

 Thomas J. Devine
   o  Honorary Director; Consultant

 William H. Gleysteen, Jr.
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings
      Institution

 Wilson Nolen
   o  Honorary Director; Consultant

 Robert G. Stone, Jr.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

 Irene T. Cheng*
   o  Vice President

 Joyce E. Cornell*
   o  Vice President

 Carol L. Franklin*
   o  Vice President

 Edmund B. Games, Jr.*
   o  Vice President

 Joan R. Gregory*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Sheridan P. Reilly*
   o  Vice President

 Tien-Yu Sieh*
   o  Vice President

 Shahram Tajbakhsh*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

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Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group




Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.